Exhibit 10.1

FORM OF
AUTHORIZED PARTICIPANT AGREEMENT
FOR
GREENHAVEN COAL FUND

           This Authorized Participant Agreement for GreenHaven Coal Fund (this “Agreement”) is entered into by and among GreenHaven Coal Fund (the “Fund”), GreenHaven Coal Services, LLC (the “Sponsor”), ALPS Distributors, Inc. (the “Distributor”) and __________ (the “Authorized Participant” and together with the Fund, the Sponsor and the Distributor, the “Parties”), and is subject to acceptance by The Bank of New York (the “Transfer Agent”).  The Transfer Agent serves as an agent for the Fund and is an “Index Receipt Agent” as that term is defined in the rules of the National Securities Clearing Corporation (“NSCC”).

As described in the GreenHaven Coal Fund Second Amended and Restated Trust Agreement (as amended or supplemented from time to time, the “Trust Agreement”) and in the Prospectus (as defined below), the Fund will issue its shares representing units of fractional undivided beneficial interest in and ownership of the Fund (the “Shares”).  The Shares may be created or redeemed by the Sponsor for an Authorized Participant in aggregations of 25,000 Shares (each aggregation, a “Creation Basket” or “Redemption Basket,” respectively, and collectively, the “Baskets”).  Creation Baskets are offered only pursuant to the registration statement of the Fund on Form S-1 (Registration No.: 333-182301), as declared effective by the Securities and Exchange Commission (the “SEC”) and as amended and supplemented from time to time, or any successor registration statement for the Shares (the “Registration Statement”), including the prospectus of the Fund a part thereof (the “Prospectus”).  Under the Trust Agreement, only Authorized Participants may place orders to create and redeem Baskets.  The Prospectus provides that the Authorized Participant will pay a transaction fee of five hundred dollars ($500) per order to create or redeem Baskets (the “Transaction Fee”).  See Section 5.  The Transaction Fee may be adjusted from time to time as set forth in the Prospectus.

To the extent there is a conflict between any provision of this Agreement, other than the indemnities provided in Section 9 herein, and the provisions of the Trust Agreement or the Prospectus, the Trust Agreement or the Prospectus, as applicable, shall control.  Capitalized terms not otherwise defined herein are used herein as defined in the Trust Agreement or the Prospectus, as applicable.

This Agreement is intended to set forth certain premises and the procedures by which the Authorized Participant may purchase and/or redeem Shares (i) through the Continuous Net Settlement (“CNS”) clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Shares (such processes being referred to herein as the “CNS Clearing Process”), or (ii) outside the CNS Clearing Process (i.e., through the manual process of The Depository Trust Company (“DTC”)) (the “DTC Process”).  The procedures (the “Procedures”) for processing an order to purchase Baskets (each a “Purchase Order”) and an order to redeem Baskets (each a “Redemption Order” and together with a Purchase Order, an “Order”) are described in the Prospectus, the Trust Agreement, this Agreement and in Annexes I, I-A and I-B to this Agreement, as each may be amended from time to time.   A copy of the Fund’s Purchase/Redemption Order Form (as amended from time to time, the “Order Form”) is attached hereto as Annex I-A.  All Orders must be made pursuant to the Procedures.

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the Parties hereby agree as follows:

Section 1.            Representations, Warranties and Covenants of the Authorized Participant.

(a)          The Authorized Participant hereby represents, warrants and covenants that:

(i)          it is a DTC Participant and, only with respect to Orders through the CNS Clearing Process, it is a member of NSCC and an authorized participant in the CNS System of NSCC (a “Participating Party”); provided, that any change in the foregoing status of the Authorized Participant shall terminate this Agreement and the Authorized Participant shall give prompt written notice to the Distributor, the Fund and the Transfer Agent of such change;

(ii)          unless Section 1(a)(v) is applicable, it (A) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”), or (B) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of FINRA, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires;

(iii)         it will maintain registrations, qualifications and membership described in Section 1(a)(ii) in good standing and in full force and effect throughout the term of this Agreement;

(iv)         it will comply with all applicable United States federal laws, the laws of the states or other jurisdictions concerned and the rules and regulations promulgated thereunder and with the FINRA By-Laws and NASD Conduct Rules (or with comparable FINRA Conduct Rules, if such NASD Conduct Rules are subsequently renamed, repealed, rescinded or are otherwise replaced by FINRA Conduct Rules) if it is a FINRA Member, to the extent the foregoing relates to the Authorized Participant’s transactions in, and activities with respect to, the Shares, and that it will not offer or sell Shares of the Fund in any state or jurisdiction where they may not lawfully be offered and/or sold;

(v)          if the Authorized Participant is offering or selling Shares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified or a member of FINRA as set forth above, the Authorized Participant will, in connection with such offers and sales, (A) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (B) comply with the prospectus delivery and other requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the regulations promulgated thereunder, and (C) conduct its business in accordance with the NASD Conduct Rules (or with comparable FINRA Conduct Rules, if such NASD Conduct Rules are subsequently renamed, repealed, rescinded, or are otherwise replaced by FINRA Conduct Rules), to the extent the foregoing relates to the Authorized Participant’s transactions in, and activities with respect to, the Shares;

(vi)         it has established and presently maintains an anti-money laundering program (the “Program”) reasonably designed to prevent the Authorized Participant from being used as a conduit for money laundering or other illicit purposes or the financing of terrorist activities and is in compliance with the Program and all anti-money laundering laws, regulations and rules now or hereafter in effect that are applicable to it, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act); and

(vii)        it has the capability to send and receive communications via authenticated telecommunication facility to and from the Distributor, the Transfer Agent and the Authorized Participant’s custodian, and it shall confirm such capability to the satisfaction of the Distributor and the Transfer Agent prior to placing its first Order with the Fund acting through the Transfer Agent.

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(b)           The Authorized Participant understands and acknowledges that the method by which Shares will be created and traded may raise certain issues under applicable securities laws.  For example, because new Shares may be issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may be occurring.  The Authorized Participant further understands and acknowledges that some of its activities may result in its being deemed a participant in a distribution in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the 1933 Act.  The Authorized Participant should review the “Plan of Distribution” section of the Prospectus and consult with its own counsel in connection with entering into this Agreement and placing Orders. The Authorized Participant also understands and acknowledges that dealers who are not “underwriters” but are effecting transactions in the Shares, whether or not participating in the distribution of the Shares, are generally required to deliver a Prospectus.

Section 2.             Execution of Orders.

(a)           All Orders shall be made in accordance with the terms of the Trust Agreement, the Prospectus and the Procedures.  Each Party agrees to comply with the provisions of such documents to the extent applicable to it.  The Sponsor may issue, or caused to be issued, additional or other procedures from time to time relating to the manner of creating or redeeming Baskets that are not related to the Procedures, and the Authorized Participant will comply with such procedures of which it has received notice delivered in accordance with the terms hereof within a reasonable time following receipt of such notice.

(b)           The Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether as a customer or otherwise) that delivery of an Order shall be irrevocable.

(c)           The Authorized Participant acknowledges and agrees that:

 (i)           the Sponsor, or its designee, may, in its discretion, suspend the right of purchase, or postpone the purchase settlement date, for any period during which the NYSE Arca is closed other than customary weekend or holiday closings, or trading on the NYSE Arca is suspended or restricted;

 (ii)          the Sponsor, or its designee, shall have the absolute right, but shall have no obligation, to reject any Purchase Order (A) determined by the Sponsor, or its designee, not to be submitted in compliance with the Procedures; (B) if circumstances outside the control of the Sponsor, or its designee, make it, for all practical purposes, not feasible to process Creation Baskets; or (C) the Sponsor, or its designee, believes that it or the Fund would be in violation of any securities or commodities rules or regulations regarding position limits or otherwise by accepting a Creation Order;

 (iii)         the Sponsor, or its designee, may, in its discretion, suspend the right of redemption, or postpone the redemption settlement date, (A) for any period during which the NYSE Arca is closed other than customary weekend or holiday closings, or trading on the NYSE Arca is suspended or restricted; (B) for any period during which an emergency exists as a result of which the processing of Redemption Orders is not reasonably practicable; or (C) in the event any price limits imposed by the CME or the CFTC are reached and the Sponsor believes that permitting redemptions under such circumstances may adversely impact investors; and

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 (iv)          the Sponsor, or its designee, may reject a Redemption Order if the Redemption Order is not submitted in compliance with the Procedures or if the fulfillment of the Redemption Order, in the opinion of counsel, might be illegal under applicable laws and regulations.

None of the Fund, the Sponsor, the Distributor or the Transfer Agent will be liable to any person or in any way for any liability, loss or damages that may result from any rejection, suspension or postponement of an Order.

(d)           The Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Procedures. In the event that the Sponsor, the Fund or any of their affiliated persons becomes legally compelled to disclose to any third party any recording involving communications with the Authorized Participant, the Sponsor agrees to provide the Authorized Participant with reasonable advance written notice identifying the recordings to be so disclosed, together with copies of such recordings, so that the Authorized Participant may seek a protective order or other appropriate remedy with respect to the recordings or waive its right to do so. In the event that such protective order or other remedy is not obtained, or the Participant waives its right to seek such protective order or remedy, the Sponsor, the Fund or any of their affiliated persons, as the case may be, agrees to furnish only that portion of the recorded conversation that, according to legal counsel, is legally required to be furnished, and will exercise its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the recorded conversation. The Sponsor, the Fund and their affiliated persons shall not otherwise disclose to any third party any recording involving communications with the Authorized Participant without the Authorized Participant’s express written consent, except the Sponsor and the Fund may disclose to a regulatory or self-regulatory organization, to the extent required by applicable rule or law, recordings involving communications with the Authorized Participant.

Section 3.              NSCC.  Solely with respect to Orders effected through the CNS Clearing Process, the Authorized Participant, as a Participating Party, hereby authorizes the Transfer Agent to transmit to the NSCC on behalf of the Authorized Participant such instructions consistent with the instructions issued by the Authorized Participant to the Transfer Agent. The Authorized Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Authorized Participant directly to NSCC.

Section 4.              Marketing Materials; Representations Regarding Shares; Identification in Registration Statement.

(a)           The Authorized Participant represents, warrants and covenants that (i) it will not, in connection with any sale or solicitation of a sale of Shares, make, or permit any of its representatives to make, any representations concerning the Shares or any AP Indemnified Party (as defined below) other than representations not inconsistent with (A) the then-current Prospectus of the Fund, (B) printed information approved by the Sponsor as information supplemental to such Prospectus or (C) any promotional materials or sales literature furnished to the Authorized Participant by the Sponsor, and (ii) the Authorized Participant will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Shares or any AP Indemnified Party that are inconsistent with the Fund’s then-current Prospectus. Copies of the then-current Prospectus and any such printed supplemental information will be supplied by the Sponsor, or its designee, to the Authorized Participant in reasonable quantities upon request.

(b)           Notwithstanding the foregoing or anything to the contrary in this Agreement, the Authorized Participant and its affiliates may, without the written approval of the Sponsor or the Fund, prepare and circulate in the regular course of their businesses research, sales literature, reports and other similar materials that include information, opinions or recommendations relating to the Shares; provided, that such research, sales literature, reports, and other similar materials comply with applicable NASD rules (or with comparable FINRA rules, if such NASD rules are subsequently repealed, rescinded, or are otherwise replaced by FINRA rules).

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(c)           The Authorized Participant hereby agrees that, for the term of this Agreement, the Sponsor or its designee may deliver the then-current Prospectus, and any revisions, supplements or amendments thereto or recirculation thereof, to the Authorized Participant in Portable Document Format (“PDF”) via electronic mail to (or to such other address as may be provided by the Authorized Participant from time to time) in lieu of delivering the Prospectus in paper form. The Authorized Participant may revoke the foregoing agreement at any time by delivering written notice to the Sponsor, or the Sponsor’s designee, and, whether or not such agreement is in effect, the Authorized Participant may, at any time, request reasonable quantities of the Prospectus, and any revisions, supplements or amendments thereto or recirculation thereof, in paper form from the Sponsor or its designee. The Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the Prospectus in PDF instead of in paper form. The Sponsor will, when requested by the Authorized Participant, make available, or cause to be made available, at no cost the software and technical assistance necessary to allow the Authorized Participant to access, view and print the PDF version of the Prospectus.

(d)           For as long as this Agreement is effective, if required by the SEC, the Authorized Participant agrees to be identified as an authorized participant of the Fund in the Prospectus and on the Fund’s website.

Section 5.             Fees.  To compensate The Bank of New York for its services as administrator and Transfer Agent in connection with the processing of the creation and redemption of Baskets, the Fund shall charge, and the Authorized Participant shall pay from its DTC account to the Fund, the Transaction Fee described in the Prospectus.  The initial Transaction Fee shall be five hundred dollars ($500) per order.  The Transaction Fee may be adjusted from time to time as set forth in the Prospectus.

Section 6.             Authorized Persons.  Concurrently with the execution of this Agreement and from time to time thereafter as may be requested by the Sponsor, the Fund or the Distributor, the Authorized Participant shall deliver to such parties, with copies to the Transfer Agent, at the address specified herein, duly certified as appropriate by its Secretary or other duly authorized official, a certificate in the form attached hereto as Annex II setting forth the names and signatures of all persons authorized to give instructions relating to any activity contemplated hereby or any other notice, request or instruction on behalf of the Authorized Participant (each such person an “Authorized Person”).  Such certificate may be accepted and relied upon by the Sponsor, the Fund, the Distributor and the Transfer Agent as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until delivery to such parties of a superseding certificate in a form approved by the Sponsor bearing a subsequent date and duly certified as described above.  Upon the termination or revocation of authority of such Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Sponsor, the Fund, the Distributor and the Transfer Agent, and such notice shall be effective upon receipt by each of such parties.

Section 7.             Redemption.  The Authorized Participant represents and warrants that it will not attempt to place a Redemption Order for the purpose of redeeming any Basket unless (i) it owns outright or has the right or authority to tender for redemption the Baskets to be redeemed and to receive the entire proceeds of the redemption, and (ii) such Baskets have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement that, under the circumstances, would preclude the delivery of such Baskets to the Transfer Agent on behalf of the Fund in accordance with the Procedures or as otherwise required by the Fund.

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Section 8.              Role of Authorized Participant.

(a)           The Authorized Participant acknowledges and agrees that for all purposes of this Agreement and the Trust Agreement, the Authorized Participant will have no authority to act as an agent for the Sponsor, the Fund, the Distributor, the Transfer Agent or the Authorized Participant’s custodian in any matter or in any respect.

(b)           The Authorized Participant covenants and agrees to make itself and its employees available, upon request, during normal business hours to consult with the Sponsor, the Fund, the Distributor, the Transfer Agent or the Authorized Participant’s custodian or their designees concerning the performance of the Authorized Participant’s responsibilities under this Agreement.

(c)           The Authorized Participant, as a DTC Participant, covenants and agrees that it shall be bound by all of the obligations of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

(d)           The Authorized Participant agrees, subject to any privacy, confidentiality or other obligations it may have to its customers arising under federal or state securities laws or the applicable rules of any self-regulatory organization, to assist, upon request, the Sponsor, the Fund, the Distributor and the Transfer Agent in ascertaining certain information regarding sales of Shares made by or through the Authorized Participant that is necessary for the Fund to comply with its obligations to distribute information to its Shareholders under applicable state or federal securities laws or as set forth in the Prospectus.

Section 9.              Indemnification.

(a)           The Authorized Participant hereby agrees to indemnify and hold harmless the Sponsor, the Distributor and the Fund, and their respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “AP Indemnified Party”) from and against any loss, liability, damage, cost and expense (including reasonable attorneys’ fees and the reasonable cost of investigation) incurred by such AP Indemnified Party as a result of (i) any breach by the Authorized Participant of any provision of this Agreement that relates to the Authorized Participant, including its representations, warranties and covenants made herein; (ii) any failure on the part of the Authorized Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Authorized Participant to comply with applicable laws and rules and regulations of self-regulatory organizations to the extent the foregoing relates to the Authorized Participant’s transactions in, and activities with respect to, Shares under this Agreement, except that the Authorized Participant shall not be required to indemnify an AP Indemnified Party to the extent that such failure was caused by the Authorized Participant’s adherence to instructions given or representations made by the Sponsor or any AP Indemnified Party, as applicable; (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued by the Authorized Participant in accordance with the Procedures that are reasonably believed by such AP Indemnified Party to be genuine and to have been given by the Authorized Participant; or (v) (A) any representation by the Authorized Participant, its employees or its agents or other representatives about the Shares, any AP Indemnified Party or the Fund that is not consistent with the Fund’s then-current Prospectus made in connection with the offer or the solicitation of an offer to buy or sell the Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any research reports, marketing material and sales literature described herein or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the Shares or any AP Indemnified Party, unless, in either case, such representation, statement or omission was made or included by an AP Indemnified Party at the written direction of the Sponsor the Fund or the Distributor or is based upon any omission or alleged omission by the Sponsor, the Fund or the Distributor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.  The Authorized Participant and the Distributor understand and agree that the Fund as a third-party beneficiary to this Agreement is entitled and intends to proceed directly against the Authorized Participant in the event that the Authorized Participant fails to honor any of its obligations pursuant to this Agreement that benefit the Fund.  The Authorized Participant shall not be liable to an AP Indemnified Party for any damages arising out of mistakes or errors in data provided to the Authorized Participant, or mistakes or errors by, or out of interruptions or delays of communications with the AP Indemnified Parties due to any action of a service provider to the Fund.  The Authorized Participant shall not be liable under its indemnity agreement contained in this subsection with respect to any claim made against any AP Indemnified Party unless the AP Indemnified Party shall have notified the Authorized Participant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the AP Indemnified Party (or after the AP Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Authorized Participant of any claim shall not relieve the Authorized Participant from any liability that it may have to any AP Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in this subsection and shall only release it from such liability under this subsection to the extent it has been materially prejudiced by such failure to give notice. The Authorized Participant shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Authorized Participant elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the AP Indemnified Party in the suit, and who shall not, except with the consent of the AP Indemnified Parties, be counsel to the Authorized Participant. If the Authorized Participant does not elect to assume the defense of any suit, it will reimburse the AP Indemnified Party for the reasonable fees and expenses of any counsel retained by them.

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(b)           The Distributor hereby agrees to indemnify and hold harmless the Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each a “Distributor Indemnified Party”) from and against any loss, liability, damage, cost and expense (including attorneys’ fees) incurred by such Distributor Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement that relates to the Distributor; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations; (iv) actions of a Distributor Indemnified Party in reliance upon any instructions issued or representations made in accordance with the Procedures reasonably believed by a Distributor Indemnified Party to be genuine and to have been given by the Distributor; or (v) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the Fund or in any amendment thereof, or in any prospectus or any statement of additional information, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in connection with the Authorized Participant’s acting in its capacity as an Authorized Participant.  The Distributor shall not be liable under its indemnity agreement contained in this subsection with respect to any claim made against any Distributor Indemnified Party unless the Distributor Indemnified Party shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor Indemnified Party (or after the Distributor Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to any Distributor Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in this subsection and shall only release it from such liability under this subsection to the extent it has been materially prejudiced by such failure to give notice. The Distributor shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Distributor Indemnified Party in the suit and who shall not, except with the consent of the Distributor Indemnified Party, be counsel to the Distributor. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnified Party in the suit for the reasonable fees and expenses of any counsel retained by them.

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(c)           The Sponsor hereby agrees to indemnify and hold harmless the Authorized Participant, and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each a “Sponsor Indemnified Party”) from and against any loss, liability, damage, cost and expense (including reasonable attorneys’ fees and the reasonable cost of investigation) incurred by such Sponsor Indemnified Party as a result of (i) any breach by the Sponsor of any provision of this Agreement that relates to the Sponsor; (ii) any failure on the part of the Sponsor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Sponsor to comply with applicable laws, including rules and regulations of self-regulatory organizations; (iv) any untrue statements or omissions made in any promotional material or sales literature furnished to the Authorized Participant or otherwise approved in writing by the Sponsor or its designee; (v) actions of such Sponsor Indemnified Party in reliance upon any instructions issued or representations made by the Sponsor or the Fund in accordance with this Agreement (including the attachments hereto) reasonably believed by the Authorized Participant to be genuine and to have been given by the Sponsor or the Fund, or (vi) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the Fund as originally filed with the SEC or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the Registration Statement or the Prospectus based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the Registration Statement or the Prospectus.   The Sponsor shall not be liable under its indemnity agreement contained in this subsection with respect to any claim made against any Sponsor Indemnified Party unless the Sponsor Indemnified Party shall have notified the Sponsor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Sponsor Indemnified Party (or after the Sponsor Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Sponsor of any claim shall not relieve the Sponsor from any liability that it may have to any Sponsor Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in this subsection and shall only release it from such liability under this subsection to the extent it has been materially prejudiced by such failure to give notice. The Sponsor shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Sponsor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Sponsor Indemnified Party in the suit and who shall not, except with the consent of the Sponsor Indemnified Party, be counsel to the Sponsor. If the Sponsor does not elect to assume the defense of any suit, it will reimburse the Sponsor Indemnified Party in the suit for the reasonable fees and expenses of any counsel retained by them.

(d)           This Section 9 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result or in connection with any gross negligence, bad faith or willful misconduct on the part of an AP Indemnified Party, a Distributor Indemnified Party or a Sponsor Indemnified Party, as the case may be.  The term “affiliate” in this Section 9 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

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(e)           No indemnifying party, as described in subsections (a), (b) or (c) above, shall, without the written consent of the AP Indemnified Party, Distributor Indemnified Party or Sponsor Indemnified Party, as the case may be, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the AP Indemnified Party, Distributor Indemnified Party or Sponsor Indemnified Party, as the case may be, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any AP Indemnified Party, Distributor Indemnified Party or Sponsor Indemnified Party, as the case may be.

Section 10.            Liability.

(a)           The Distributor, the Sponsor and the Fund, whether acting directly or through agents (including the Transfer Agent), undertake to perform such duties and only such duties as are expressly set forth herein, or expressly incorporated herein by reference, and no implied covenants or obligations shall be read into this Agreement against the Distributor, the Sponsor or the Fund.

(b)           In the absence of bad faith, negligence or willful misconduct on its part, neither the Distributor, the Sponsor nor the Fund, whether acting directly or through agents (including the Transfer Agent), shall be liable for any action taken, suffered or omitted or for any error of judgment made by any of them in the performance of their duties hereunder.   Neither the Distributor, the Sponsor nor the Fund, whether acting directly or through agents (including the Transfer Agent), shall be liable for any error of judgment made in good faith unless the party exercising such shall have been negligent in ascertaining the pertinent facts necessary to make such judgment.  In no event shall the Distributor, the Sponsor or the Fund, whether acting directly or through agents (including the Transfer Agent), be liable for special, indirect or consequential losses or damages of any kind whatsoever (including but not limited to lost profit), even if such parties have been advised of the likelihood of such loss or damage and regardless of the form of action.  In no event shall the Distributor, the Sponsor or the Fund, whether acting directly or through agents (including the Transfer Agent), be liable for the acts or omissions of DTC or any other securities depository or clearing corporation.

(c)           Neither the Distributor, the Sponsor nor the Fund, whether acting directly or through agents (including the Transfer Agent), shall be responsible or liable for any failure or delay in the performance of their obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation:  acts of God; earthquakes; fires; floods; wars; civil or military disturbances; terrorism; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions.

(d)           The Distributor, the Sponsor and the Fund may conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any communication authorized hereby and upon any written or oral instruction, notice, request, direction or consent reasonably believed by them to be genuine.

(e)           This Agreement has been entered into by the Fund and was executed and delivered by an officer of its Sponsor, on behalf of the Fund, which officer was acting solely in his capacity as an officer of the Sponsor and not in his individual capacity and which Sponsor was acting solely in its capacity as sponsor of the Fund and not in its individual capacity. The obligations of this Agreement are not binding on such officer, the Sponsor or any Shareholder individually. The obligations of this Agreement are binding only upon the assets and property of the Fund.

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(f)          The Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any Basket made pursuant to this Agreement, regardless of whether or not such tax or charge is imposed directly on the Authorized Participant. To the extent the Sponsor or the Fund is required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon, upon reasonable notice thereof.

Section 11.         Acknowledgment.  The Authorized Participant acknowledges receipt of a (i) copy of the Trust Agreement and (ii) the current Prospectus of the Fund, and represents that it has reviewed and understands such documents.

Section 12.         Effectiveness and Termination. Upon the execution of this Agreement by the Parties, this Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any Party upon thirty (30) days prior written notice to the other Parties unless earlier terminated: (i) in accordance with Section 1(a)(i); (ii) upon written notice to the Authorized Participant by the Sponsor in the event of a material breach by the Authorized Participant of this Agreement or the procedures described or incorporated herein; (iii) immediately in the circumstances described in Section 23; or (iv) at such time as the Fund is terminated pursuant to the Trust Agreement.

Section 13.         Ambiguous Instructions. If an Order Form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Sponsor or its designee will use commercially reasonable efforts to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Order Form, then the Order will be accepted and processed. If an Authorized Person contradicts the terms of the Order Form, the Order will be deemed invalid, and a corrected Order Form must be received by the Sponsor. If the Sponsor is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with the terms of the Order Form notwithstanding any inconsistency from the terms of the telephone information. In the event that an Order Form contains terms that are not complete or are illegible, the Order will be deemed invalid and the Sponsor will attempt to contact one of the Authorized Persons of the Authorized Participant to request retransmission of the Order Form.

Section 14.         Amendment. This Agreement, the Procedures and the attachments hereto may be amended, modified or supplemented by the Fund, the Sponsor and the Distributor, without consent of the Authorized Participant, from time to time by the following procedure. After the amendment, modification or supplement has been agreed to, the Distributor will mail a copy of the proposed amendment, modification or supplement to the Authorized Participant in accordance with the terms hereof. For the purposes of this Agreement, mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system. Within fifteen (15) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Agreement in accordance with its terms.

Section 15.         Waiver of Compliance. Any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

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Section 16.         Notices. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, telegram or telephonic facsimile or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid. For avoidance of doubt, notices may not be given or transmitted by electronic mail. Unless otherwise notified in writing, all notices to the Fund shall be sent to the Sponsor. All notices shall be directed to the address or facsimile numbers indicated below the signature line of the Parties on the signature page hereof, unless otherwise notified in writing.

Section 17.         Successors and Assigns.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 18.         Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles) as to all matters, including matters of validity, construction, effect, performance and remedies.  Each Party irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue.  Each Party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such Party at such Party’s address for purposes of notices hereunder.  Each Party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising under or in connection with this Agreement.

Section 19.         Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party without the prior written consent of the other Parties, which shall not be unreasonably withheld, except that any entity into which a Party may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion, or consolidation to which such Party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the Party, shall be the successor of the Party under this Agreement. The party resulting from any such merger, conversion, consolidation or succession shall notify the other Parties of the change. Any purported assignment in violation of the provisions hereof shall be null and void. Notwithstanding the foregoing, this Agreement shall be automatically assigned to any successor trustee or sponsor of the Fund at such time such successor qualifies as a successor trustee or sponsor under the terms of the Trust Agreement.

Section 20.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

Section 21.         Interpretation.  The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 22.         Entire Agreement.  This Agreement and the Trust Agreement, along with any other agreement or instrument delivered pursuant to this Agreement or the Trust Agreement, supersede all prior agreements and understandings between the Parties with respect to the subject matter hereof; provided, however, that the Authorized Participant shall not be deemed by this provision to be a party to the Trust Agreement.

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Section 23.         Severance. If any provision of this Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits, obligations, or expectations of the Parties. If this Agreement as so modified substantially impairs the respective benefits, obligations, or expectations of the Parties, it shall be subject to immediate termination upon written notice by the terminating Party delivered in accordance with terms hereof.

Section 24.         No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party.

Section 25.         Survival.  Section 9 (Indemnification) shall survive the termination of this Agreement.

Section 26.         Other Usages.  The following usages shall apply in interpreting this Agreement: (i) references to a governmental or quasigovernmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) ”including” means “including, but not limited to.”

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered as of __________, 20__.

THE FUND:		THE SPONSOR:

GreenHaven Coal Fund		GreenHaven Coal Services, LLC

By:	GreenHaven Coal Services, LLC, its Sponsor	By:
Name:
By:		Title:
Name:		Address:	3340 Peachtree Road
Title:			Atlanta, GA 30326
Address:	3340 Peachtree Road	Telephone:	404-239-7941
	Atlanta, GA 30326	Facsimile:	404-261-5468
Telephone:	404-239-7941
Facsimile:	404-261-5468

DISTRIBUTOR:		THE AUTHORIZED PARTICIPANT:

ALPS Distributors, Inc.

By:		By:
Name:		Name:
Title:		Title:
Address:	1290 Broadway, Suite 1100	Address:
Denver, CO 80203
Telephone:	303-623-2577	Telephone:
Facsimile:	303-623-7850	Facsimile:

ACCEPTED BY THE TRANSFER AGENT:

The Bank of New York Melon

By:
Name:
Title:
Address:

Telephone:
Facsimile:

ANNEX I

CREATION AND REDEMPTION PROCEDURES

Scope of Procedures and Overview

These procedures set forth in this Annex I (the “Procedures”) describe the processes by which one or more Baskets may be purchased by an Authorized Participant, or, once Baskets have been issued, redeemed by an Authorized Participant. Capitalized terms not defined in these Procedures shall have the meaning set forth in the Authorized Participant Agreement for GreenHaven Coal Fund by and among GreenHaven Coal Fund (the “Fund”), GreenHaven Coal Services, LLC, (the “Sponsor”), ALPS Distributors, Inc. (the “Distributor”) and ________________________ (the “Authorized Participant”) (the “Agreement”).

For purposes of these Procedures, a “Business Day” means any day during which the NYSE Arca is open for regular trading.

Baskets are issued pursuant to the Prospectus, which will be delivered by the Distributor to the Authorized Participant prior to its execution of the Agreement, and are issued and redeemed in accordance with the Agreement.  Baskets may be issued and redeemed on any Business Day by the Transfer Agent in exchange for cash, which the Transfer Agent receives from the Authorized Participant or transfers to the Authorized Participant, as applicable, in each case on behalf of the Fund.

Upon the execution of the Agreement, the Transfer Agent will assign a personal identification number (a “PIN number”) to each Authorized Person authorized to act for the Authorized Participant. This will allow the Authorized Participant through its Authorized Person(s) to place Orders.

Important Notes

●      Any Order is subject to rejection by the Fund or the Distributor, as agent of the Fund, for the reasons set forth in the Agreement and the Prospectus.

●      All Orders are subject to the provisions of the Prospectus and the Agreement relating to unclear or ambiguous instructions.

●      To compensate the Transfer Agent for services in processing the creation and redemption of Baskets, an Authorized Participant is required to pay a non-refundable Transaction Fee to the Fund of $500 per Order. In turn, the Fund pays this Transaction Fee to the Transfer Agent. The Transaction Fee may be reduced, increased or otherwise changed by the Transfer Agent with the consent of the Sponsor but without the consent of or prior notice to any Authorized Participant.

●      The Authorized Participant, and each distributor offering and selling Shares as part of the distribution of such Shares, shall comply with the prospectus delivery and disclosure requirements of the 1933 Act as well as the analogous requirements under the Commodity Exchange Act (the “CEA”), including, the requirement that prospective investors provide an acknowledgement of receipt of such disclosure materials prior to the payment for any Shares.

CREATION PROCESS

An Order to purchase one or more Baskets placed by an Authorized Participant with the Transfer Agent by 10:00 AM New York time (the “Order Cut-Off Time”) on a Business Day (such day, “CREATION T”) results in the transfer of the applicable number of Shares to the Authorized Participant’s account at DTC on CREATION T+1.

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CREATION PROCEDURES

1.           By the Order Cut-Off Time, an Authorized Person calls the Transfer Agent at 718-315-4967, 4968, 4969, 4970 to notify the Transfer Agent that the Authorized Participant wishes to place a Purchase Order to create an identified number of Baskets and to request that it be provided with an order number (an “Order Number”).  The Authorized Person provides a PIN number as identification to the Transfer Agent.  The Transfer Agent provides the Authorized Participant with an Order Number for the Order Form.  The Authorized Participant then completes and faxes to the Transfer Agent the Order Form included as Annex I-A to the Agreement.  The Order Form must include the Authorized Person’s signature, the number of Baskets being purchased and the Order Number.

2.           If the Transfer Agent has not received the Order Form from the Authorized Participant within 15 minutes after the Transfer Agent receives the phone call from the Authorized Participant referenced in paragraph 1 above, the Transfer Agent places a phone call to the Authorized Participant to inquire about the status of the Order.  If the Authorized Participant does not fax the Order Form to the Transfer Agent within 15 minutes after the Transfer Agent’s phone call, the Authorized Participant’s Order is cancelled.  The Transfer Agent will then notify the Authorized Participant that the Order has been cancelled via telephone call.

3.           If the Transfer Agent has received the Authorized Participant’s Order Form on time in accordance with the preceding timing rules, then by 1:00 PM New York time the Transfer Agent returns to the Authorized Participant a copy of the Order Form submitted, marking it “Affirmed.”

4.           Based on the Purchase Orders placed with it on CREATION T, the Transfer Agent sends a facsimile to the Distributor containing instructions to transfer, on CREATION T+1, the total number of Creation Baskets and the total amount of cash required to settle a Purchase Order into the custodial accounts of, respectively, the Authorized Participant and the Fund.  If the Distributor rejects a Purchase Order pursuant to the Agreement after the foregoing message is sent, the Distributor will notify the Transfer Agent of such rejection as soon as practicable but, in any event, by 1:30 PM New York time the same day, identifying the Authorized Participant whose Purchase Order was rejected and the amount of Shares contained in the rejected Purchase Order.  The Distributor will address any such rejection notifications received after 1:30 PM New York time only on a best efforts basis.

REDEMPTION PROCESS

An order to redeem one or more Baskets placed by an Authorized Participant with the Transfer Agent by the Order Cut-off Time on a Business Day (such day, “REDEMPTION T”) results in the following taking place on REDEMPTION  T+1:

●     transfer to the account at DTC, and the subsequent cancellation, of the relevant number of the Authorized Participant’s Baskets; and

●     transfer of cash to the Authorized Participant by credit to the Authorized Participant’s account in the relevant amount(s) corresponding to the Baskets delivered for redemption (the “Redemption Distribution”).

REDEMPTION PROCEDURES

1.           By the Order Cut-off Time, an Authorized Person calls the Transfer Agent at 718-315-4967, 4968, 4969, 4970 to notify the Transfer Agent that the Authorized Participant wishes to place a Redemption Order to redeem an identified number of Baskets and to request that it be provided with an Order Number.  The Authorized Person provides a PIN number as identification to the Transfer Agent.  The Transfer Agent provides the Authorized Participant with an Order Number for the Authorized Participant’s Order Form.  The Authorized Participant then completes and faxes to the Transfer Agent the Order Form included as Annex I-A to the Agreement.  The Order Form must include the Authorized Person’s signature, the number of Baskets redeemed, and the Order Number.

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2.           If the Transfer Agent has not received the Order Form from the Authorized Participant within 15 minutes after the Transfer Agent receives the phone call from the Authorized Participant referenced in paragraph 1 above, the Transfer Agent places a phone call to the Authorized Participant to inquire about the status of the Order.  If the Authorized Participant does not fax the Order Form to the Transfer Agent within 15 minutes after the Transfer Agent’s phone call, the Authorized Participant’s Order is cancelled.  The Transfer Agent will then notify the Authorized Participant that the Order has been cancelled via telephone call.

3.           If the Transfer Agent has received the Authorized Participant’s Order Form on time in accordance with the preceding timing rules, then by 1:00 PM New York time the Transfer Agent returns to the Authorized Participant a copy of the Order Form submitted, marking it “Affirmed.”  The Transfer Agent also indicates on the Order Form the amount of cash, if any, to be delivered in the Redemption Distribution, and provides details of the method of payment to be used for the Transaction Fee and the method of delivery of the cash portion, if any, of the Redemption Distribution.

4.           Based on the Purchase Orders placed with it on REDEMPTION T, the Transfer Agent sends a facsimile to the Distributor containing instructions to transfer, on REDEMPTION T+1, the total number of Redemption Baskets and the total amount of cash required to settle the Redemption Order from the custodial accounts of, respectively, the Authorized Participant and the Fund.  If the Distributor rejects a Redemption Order pursuant to the Agreement after the foregoing message is sent, the Distributor will notify the Transfer Agent of such rejection as soon as practicable but, in any event, by 1:30 PM New York time the same day, identifying the Authorized Participant whose Redemption Order was rejected and the amount of Shares contained in the rejected Redemption Order.  The Distributor will address any such rejection notifications received after 1:30 PM New York time only on a best efforts basis.

5.           By 12:00 PM New York time on REDEMPTION T+1, the Authorized Participant delivers to the relevant account at DTC the Baskets to be redeemed.

6.           If the Transfer Agent does not receive from a redeeming Authorized Participant all Shares comprising the Baskets being redeemed by 12:00 PM New York time on REDEMPTION T+1, (a) the Transfer Agent will, only upon instruction from the Fund, settle the Redemption Order to the extent of whole Baskets received from the Authorized Participant and (b) the Distributor will keep the redeeming Authorized Participant’s Redemption Order open until 12:00 PM New York time on the following Business Day (REDEMPTION T+2) as to the balance of the Redemption Order (such balance, the “Suspended Redemption Order”).

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ANNEX I-A

PURCHASE/ REDEMPTION ORDER FORM

CONTACT INFORMATION FOR ORDER EXECUTION:
Telephone order number:	Telex Number:
Facsimile number:	Business Number:

ALL ITEMS IN PART I MUST BE COMPLETED BY AN AUTHORIZED PARTICIPANT. THE DISTRIBUTOR AND/OR THE FUND, IN THEIR DISCRETION, MAY REJECT ANY ORDER NOT SUBMITTED IN COMPLETE FORM OR CONTAINING AMBIGUOUS INSTRUCTIONS.

I.	TO BE COMPLETED BY AUTHORIZED PARTICIPANT

Date:	Time:
Broker Name:	Firm Name:
NSCC/DTC No:	Telex Number:
Telephone Number:	Fax Number:
Authorized Person:

Type of Order (Complete One):

Number of Creation Baskets (1 CU = 25,000 Shares) being transacted:
Number Written Out:
Number of Redemption Baskets (1 RU = 25,000 Shares) being transacted:
Number Written Out:

The Authorized Participant represents and warrants that it will not redeem a Redemption Basket unless it, or the party for which it is acting, as the case may be, first owns the requisite number of Shares to be redeemed as part of a Redemption Basket.

THIS TRANSACTION SHALL BE EFFECTED THROUGH THE CONTINUOUS NET SETTLEMENT CLEARING PROCESS OF THE NSCC. IF THE AUTHORIZED PARTICIPANT CHOOSES TO EFFECT THIS TRANSACTION OUTSIDE THE CLEARING PROCESS, AT A HIGHER TRANSACTION FEE, THE AUTHORIZED PARTICIPANT MUST SUBMIT THE REQUEST BY CALLING __________________ AND CHECK THIS BOX ☐

Order number: ________________________
(To be entered by the Authorized Participant after issuance by telephone representative)

Authorized Person’s Signature: ________________________________

II.	TO BE COMPLETED BY DISTRIBUTOR OR TRANSFER AGENT

This certifies that the above order has been:

___________ Accepted by the Distributor
___________ Accepted by the Transfer Agent
___________ Declined - Reason: ________________________________________________

Date	Time	Authorized Signature

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ANNEX I-B

FUNDS FLOW PROCESS

This Annex I-B supplements the Prospectus with respect to the procedures to be used by the Distributor and the Transfer Agent in processing an order for the creation or redemption of Baskets.

A.           The Authorized Participant is required to have (i) signed an Agreement and (ii) a PIN number assigned to each Authorized Person that the Authorized Participant has authorized to act for such Authorized Participant.  This will allow the Authorized Participant through its Authorized Person(s) to place Orders for Baskets.

B.           The Authorized Participant and the Distributor shall implement the “Funds Flow Process” as agreed to by the Parties from time to time.

C.           Note that trades placed through the NSCC/DTC may only occur on any day that NSCC/DTC is open for business (“NSCC/DTC Business Day”).

AUTHORIZED PARTICIPANT	TRANSFER AGENT
1. The Authorized Person calls the Transfer Agent’s recorded number to place an Order. These trades are to be placed by 10:00 a.m. New York time on any Business Day.	1. The Transfer Agent greets the caller.
2. The Authorized Person identifies his/her name, the Authorized Participant that he/she represents and his/her PIN number.

The Authorized Person states the Fund’s name and ticker symbol.

The Authorized Person will identify and list any securities that will not be delivered or received in kind.

The Authorized Participant will make alternate arrangements with the Transfer Agent to deliver or receive the value for those securities that cannot be delivered.  The Authorized Participant and the Transfer Agent will exchange delivery or receive instructions for any security being delivered outside of the CNS system.

Detailed delivery instructions will be supplied by the Transfer Agent or the Fund.  Separate delivery instructions may be warranted when delivering fixed income securities.

2. The Transfer Agent will confirm the Authorized Person’s PIN number.

The Transfer Agent records the PIN number and the Order and provides the Authorized Person with an Order Number.

The Order confirmation constitutes a binding order, which may only be reversed by the Sponsor, the Transfer Agent, the Distributor or the Fund.

The Authorized Participant will make alternate arrangements with the Transfer Agent or the Sponsor to deliver or receive the value for those securities that cannot be delivered.  The Authorized Participant and the Transfer Agent will exchange delivery or receive instructions for any security being delivered outside of the CNS system.

3. The Authorized Participant will fax a copy of the Order Form to the Transfer Agent within 15 minutes from the time the Order is placed.

The signed Order Form will be sent as the physical receipt for the Authorized Participant that the Order is confirmed.

The above procedures will be repeated until all Orders have been placed by the Authorized Participant.

3. The Transfer Agent will receive a copy of the completed Order Form from the Authorized Person faxed within 15 minutes from the time the Order is placed.

All Orders received from an Authorized Participant are time stamped by the Transfer Agent at the time the Order is placed.

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The Distributor will verify that the appropriate disclaimers have been made by the Authorized Participant and validate the disclaimer by calculating the Authorized Participant’s position, including the subscriptions requested, to the total Shares outstanding.

The Distributor will sign the Order Form and the signed Order Form will be sent as the physical receipt for the Authorized Participant that the Order is confirmed.

4. The Authorized Participant receives the fax. The Authorized Participant will assume responsibility for an incorrect trade.
4. The Authorized Participant will assume responsibility for an incorrect trade and contact the Transfer Agent if necessary.

If trades are corrected, the Transfer Agent will delete the first trade and reenter the corrected trade.  A second affirmation will be faxed to the Authorized Participant with all trades placed that day.  The corrected trade will be coded on the affirmation so that the Authorized Participant can see the correction.

No corrections will be permitted after 10:30 AM New York time.

  *  Times may vary depending on the trade volume from Authorized Participants.

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ANNEX II

FORM OF CERTIFIED AUTHORIZED PERSONS
OF THE AUTHORIZED PARTICIPANT

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Authorized Participant Agreement for GreenHaven Coal Fund by and among GreenHaven Coal Fund (the “Fund”), GreenHaven Coal Services, LLC, (the “Sponsor”), ALPS Distributors, Inc. (the “Distributor”) and ________________________ (the “Authorized Participant”) (the “Agreement”), or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Agreement.

Name:
Title:
Signature:
E-Mail:
Telephone:
Facsimile:

Name:
Title:
Signature:
E-Mail:
Telephone:
Facsimile:

Name:
Title:
Signature:
E-Mail:
Telephone:
Facsimile:

The undersigned, the _________ of _________________ does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons of ______________________ in its capacity as an Authorized Participant pursuant to the Agreement and that their signatures set forth above are their own true and genuine signatures.

IN WITNESS WHEREOF, the undersigned has hereby set his/her hand and the seal of ____________ on the date set forth below.

Subscribed and sworn to before me
this _____ day of _____________, 20__.

By:
Name:
Title:

Notary Public

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